Exhibit 31.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO EXCHANGE ACT RULE 13a-14(a)/15d-14(a)

AS ADOPTED PURSUANT TO SECTION 302

OF THE SARBANES-OXLEY ACT OF 2002

I, Trung Tri Doan, certify that:

1.	I have reviewed this Amendment No. 1 to the Annual Report on Form 10-K of SemiLEDs Corporation (the “Registrant”);

2.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Dated: December 27, 2016	/s/ Trung Tri Doan
Name: Trung Tri Doan Title: Chairman and Chief Executive Officer